                                  EXHIBIT 10.40

                                  -------------

                                  SUBORDINATION

                                       AND

                             INTERCREDITOR AGREEMENT

                                 (Trade Claims)

                             THE BANK OF NOVA SCOTIA

                                  as Bank Agent

                           VENETIAN CASINO RESORT, LLC

                              LAS VEGAS SANDS, INC.

                    GRAND CANAL SHOPS MALL CONSTRUCTION, LLC

                                       and

                               SHELDON G. ADELSON

                                November 12, 1999

                                  SUBORDINATION

                                       AND

                             INTERCREDITOR AGREEMENT

                                 (Trade Claims)

     THIS AGREEMENT is made as of November 12, 1999, by and among THE BANK OF NOVA SCOTIA, a Canadian chartered bank, as the Administrative Agent (the "Bank Agent") acting on behalf of itself and the Bank Lenders pursuant to the Bank Credit Agreement, LAS VEGAS SANDS, INC., a Nevada corporation ("LVSI"), VENETIAN CASINO RESORT, LLC, a Nevada limited liability company ("Venetian") and GRAND CANAL SHOPS MALL CONSTRUCTION, LLC, a Delaware limited liability company ("Mall Construction Subsidiary") and SHELDON G. ADELSON.

                                    RECITALS

A.   The Project. LVSI, Venetian and Mall Construction  Subsidiary which is a
     -----------
wholly owned subsidiary of Venetian (LVSI, Venetian and Mall Construction Subsidiary are collectively referred to herein as the "Company;" provided, however, that after the Mall Release Date, "Company' shall mean and refer to LVSI and Venetian only), propose to develop, construct and operate the Venetian Casino Resort, a large-scale, Venetian-themed hotel/casino/retail and entertainment complex with related heating, ventilation and air-conditioning central plant, related common parking facilities and related central electrical sub-station facilities as part of the redevelopment on the site of the former Las Vegas Sands Hotel and Casino.

B.    The Bank Credit  Facility.  On November  14, 1997 (the  "Closing  Date")
      -------------------------
LVSI, Venetian, the Bank Agent, Goldman Sachs Credit Partners L.P. and the Bank Lenders entered into the Bank Credit Agreement pursuant to which the Bank
Lenders agreed, subject to the terms thereof, to provide the Bank Credit Facility to LVSI and Venetian.

C.   The Interim Mall  Facility.  On the Closing  Date,  the Company and GMAC
     --------------------------
COMMERCIAL MORTGAGE CORPORATION, a California corporation (the "Interim Mall Lender") entered into the Interim Mall Credit Agreement pursuant to which the Interim Mall Lender agreed, subject to terms thereof, to provide the Interim Mall Facility to the Company.

D.   The Mortgage  Notes  Indenture.  On the Closing  Date,  LVSI,  Venetian,
     ------------------------------
certain guarantors named therein and U.S. Bank Trust National Association f/k/a First National Trust Association, as trustee (the "Mortgage Notes Indenture Trustee"), entered into the Mortgage Notes Indenture pursuant to which LVSI and Venetian issued the Mortgage Notes.

E.   The Subordinated Notes Indenture.  On the Closing Date, LVSI,  Venetian,
     --------------------------------
certain guarantors named therein and First Union National Bank, as trustee ("Subordinated Notes Indenture Trustee") entered into the Subordinated Notes Indenture pursuant to which LVSI and Venetian issued the Subordinated Notes.

F. Disbursement Agreement.  The Company, the Bank Agent, the Mortgage Notes
   ----------------------
Indenture Trustee, the Interim Mall Lender, Atlantic-Pacific, Las Vegas, LLC a Delaware limited liability company (the "HVAC Provider"), and The Bank of Nova Scotia, as Disbursement Agent thereunder, entered into that Funding Agents' Disbursement and Administration Agreement dated as of the Closing Date (such agreement as amended, modified or supplemented from time to time, the "Disbursement Agreement"), in order to set forth, among other things, (a) the mechanics for and allocation of the Company's request for advances under the various Facilities and from the Company's Funds Account, (b) the conditions precedent to the initial advance and conditions precedent to subsequent advances, (c) certain common representations, warranties and covenants of the Company in favor of the Funding Agents and (d) common Events of Default and remedies during construction of the Project.

G.   Intercreditor  Agreement (Credit Parties).  On the Closing Date, each of
     ----------------------------------------
the Credit Parties entered into a certain Intercreditor Agreement (the "Intercreditor Agreement (Credit Parties)") pursuant to which the Credit Parties set forth certain provisions relating to their respective rights in the Collateral, the exercise of remedies in the event of default, the application of proceeds of enforcement and certain other matters.

H.   Adelson  Completion  Guaranty.  In order to induce the Credit Parties to
     -----------------------------
enter into their respective Facilities, Adelson executed and delivered on the Closing Date a Guaranty (the "Adelson Completion Guaranty"), whereby Adelson guaranteed certain obligations and liabilities of Company under Section 5.9 of the Disbursement Agreement together with certain costs and expenses incurred in connection therewith (subject to the limitations contained therein). In the event that Adelson makes any payments required by the Adelson Completion Guaranty, such payments shall be deemed to be a loan (the "Completion Guaranty Loan") by Adelson to Venetian with the terms and conditions set forth in Exhibit A to the Adelson Completion Guaranty.

I.   Substitute Tranche B Guaranty. In order to induce the Interim Mall Lender
     -----------------------------
to enter into the Interim Mall Credit Agreement, Adelson executed and delivered a Guaranty (the "Substitute Tranche B Guaranty") on the Closing Date, whereby Adelson guaranteed all obligations and liabilities of the Company under the Interim Mall Credit Agreement together with certain costs and expenses incurred in connection therewith (subject to the limitations contained therein). In the event that Adelson makes any payments required by the Substitute Tranche B Guaranty, such payments shall be deemed to be a loan (the "Substitute Tranche B Loan") by Adelson to Venetian with the terms and conditions set forth in Exhibit A to the Substitute Tranche B Guaranty.

J.   The  Intercreditor  Agreement  (Adelson).  On the Closing Date,  the Credit
     ---------------------------------------
Parties, the Company and Adelson entered into a certain Intercreditor Agreement (the "Intercreditor Agreement (Adelson)") pursuant to which such parties set forth their agreement with respect to the Company's obligation to repay the Completion Guaranty Loan and the Substitute Tranche B Loan.

K.   The Subordination and Intercreditor Agreement (Trade Claims). In connection
     ------------------------------------------------------------
with the construction of the Project, (i) certain disputes have arisen between the Company, the Construction Manager and certain contractors, subcontractors, materialmen and other persons (collectively, the "Claimants") regarding the amounts due under various contracts and agreements relating thereto (collectively, the "Claims"), and (ii) the Claimants have filed or may file liens against the Project. Adelson has informed the parties hereto that he may elect to purchase such Claims and receive an assignment of any lien or security interest securing such Claims upon and subject to the terms and condition set forth herein. The parties hereto have consented to such purchase and assignment and entered into this Agreement for their own benefit and for the express benefit of (i) the Mortgage Notes Indenture Trustee for the benefit of the holders of the Mortgage Notes and (ii) the Subordinated Notes Indenture Trustee for the benefit of the holders of the Subordinated Notes.

L.   Mall Release Date.  Upon the occurrence of the Mall Release Date,  this
     -----------------
Agreement will no longer apply to the Interim Mall Lender, provided, however, this Agreement will remain in full force and effect among Bank Agent, Adelson, LVSI and Venetian.

     NOW, THEREFORE, with reference to the foregoing recitals and in reliance thereon, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Credit Parties and Adelson agree as follows:

1. Except as otherwise expressed and provided herein, all capitalized terms used in this Agreement and its Exhibits shall have the meanings set forth below:


a.   the following  terms shall have the meanings set forth in the  Disbursement
     Agreement:

          Affiliate                             Lender
          Bank Agent                            Mall Release Date
          Bank Credit Agreement                 Mortgage Note(s)
          Bank Lenders                          Mortgage Notes Indenture
          Banking Day                           Person
          Company's Funds Account               Potential Event of Default
          Construction Manager                  Project Documents
          Contracts                             Project Security
          Deeds of Trust                        Realized Savings
          Financing Agreements                  Security Documents
          Funding Agents                        Subsidiaries
          Indirect Construction Guaranty        Subordinated Notes Indenture
          Interim Mall Facility                 Subordinated Note(s)


b. The following terms shall have the meanings set forth in the Intercreditor Agreement (Credit Parties):

         Bankruptcy Code
         Credit Parties
         Disbursement Agent
         Event of Default
         Facilities
         Facility Agreements
         Intercreditor Agent
         Interim Mall Lender
         Notice of Default
         Protective Advances
         Secured Lenders

c.   The following terms shall have the meanings set forth below:

     "Adelson" shall mean Sheldon G. Adelson or any person or affiliate acting for or on behalf of Adelson.

     "Adelson Trade Claims" means any and all claims, judgments, demands, remedies and other rights assigned by any creditor or lien claimant of Venetian, LVSI, and/or Mall Construction Subsidiary to Adelson; provided, however, the amount due under each Claim shall not exceed the lesser of (i) the amount due thereunder or (ii) the amount paid by Adelson to purchase such Claim.

     "Collateral" means all real and personal property collateral and all proceeds thereof described in the Security Documents and the Disbursement Agreement.

     "Disbursement Agreement Default" means the occurrence and continuance of an Event of Default under the Disbursement Agreement.

     "Exercise Remedies" or the "Exercise of Remedies" means the Recording of a Notice of Default under any deeds of trust or similar security agreement, the commencement of an action for judicial foreclosure, the appointment of a receiver, the enforcement of personal property foreclosure proceedings (whether judicial or non-judicial), the filing of a complaint or other action to enforce any obligation of the Company, the realization on any Collateral, the exercise of rights of setoff, or any combination of the foregoing.

d. To the extent that reference is made in this Agreement to any term defined in, or to any other provision of, the Disbursement Agreement, the Intercreditor Agreement (Credit Parties) or any other agreement, such term or provision shall continue to have the original meaning thereof notwithstanding any termination, expiration or amendment of the Disbursement Agreement or such other agreement.

e. Adelson is entering into this Agreement solely in his capacity as a holder of, and only with respect to, the Adelson Trade Claims and nothing herein shall be construed to waive, limit, impair or enlarge any right, duty or privilege that Adelson may have in any other capacity or with respect to any other indebtedness, claim or interest.

2. Adelson agrees that so long as any of the Obligations remain outstanding or any commitments under the Facility Agreements remain effective:

a. The Adelson Trade Claims shall not be secured by, directly or indirectly, any liens on or security interests in any property or assets owned directly or indirectly by the Company or any Subsidiary of the Company or by any stock, securities, membership interests, partnership interests or other direct or indirect equity interests in the Company or any Subsidiary of the Company. Upon the purchase or assignment of each Adelson Trade Claim, Adelson shall release or cause to be released all liens and security interests securing such Adelson Trade Claim. Promptly after the purchase of each Claim, Adelson shall deliver to the Disbursement Agent (i) a certificate stating the amount of such Claim and the amount paid to the Claimant by Adelson with respect thereto, (ii) a copy of the assignment of such Claim from the Claimant to Adelson, and (iii) a copy of the release of all liens and security interests relating thereto.

b.   All  Adelson  Trade  Claims  shall  be  subject  and   subordinate  to  all
     Obligations of the Company to the Credit Parties to the extent and in the manner set forth herein (including without limitation Section 7).

c. Adelson shall not (i) contest the validity or priority of or seek to enjoin or otherwise delay or interfere with the Exercise of Remedies by any Credit Party, or (ii) institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim relating to the Adelson Trade Claims against the Company seeking damages or other relief, by way of specific performance, injunction or otherwise. Adelson will execute and deliver to the Credit Parties any other instrument reasonably requested by the Credit Parties to further assure the subordinated status of the Adelson Trade Claims.

3. Adelson hereby confirms and agrees that the liens and security interests held by each Secured Lender in the Collateral shall secure all Obligations of Company now or hereafter owing to each Secured Lender under each Facility throughout the term of this Agreement notwithstanding (i) the availability of any other collateral to any Secured Lender, (ii) the actual date and time of execution, delivery, recording, filing and perfection of any of the Security Documents and
(iii) the fact that any lien or security interest created by any of the Security Documents, or any claim with respect thereto, is or may be subordinated, avoided or disallowed in whole or in part under the Bankruptcy Code or other applicable federal or state law with respect to Venetian or any Affiliate of Venetian, in the event of a proceeding, whether voluntary or involuntary, for insolvency, liquidation, reorganization, dissolution, bankruptcy or other similar proceedings pursuant to the Bankruptcy Code or other applicable federal or state law, Adelson further confirms and agrees that the Obligations due and outstanding under each Facility Agreement shall include all principal and additional advances permitted by or provided for thereunder, Protective Advances made pursuant to or as permitted by the Intercreditor Agreement (Credit Parties), interest, default interest, LIBOR breakage and swap breakage, post petition interest and all other amounts due thereunder, for periods before and for periods after the commencement of any such proceedings, even if the claim for such amounts is disallowed pursuant to applicable law, and all proceeds from the sale or other disposition of such Collateral shall be paid to the Secured Lenders notwithstanding the disallowance of any such claim or the invalidity or subordination of any lien on or security interest in the Collateral under applicable law.

4. All provisions of this Agreement, including but not limited to, all matters relating to the creation, validity, perfection, priority and subordination of the liens on and security interests in the Collateral intended to be created by the Security Documents and all provisions regarding the allocation and priority of payments with respect to any Facility shall survive the filing of a proceeding under the Bankruptcy Code and be fully enforceable by each Credit Party against Adelson during such proceeding. In addition, Adelson hereby waives all rights of subrogation (if any) against the Company as contemplated by
Section 509 of the Bankruptcy Code, or otherwise. Adelson further agrees that so long as any Obligations are outstanding under any of the Financing Agreements, Adelson shall not be entitled to Exercise Remedies against the Company or any of its Subsidiaries or file a petition in bankruptcy against the Company or any of its Subsidiaries.

     Adelson shall file in any bankruptcy or other proceeding of or against Venetian, LVSI and/or Mall Construction Subsidiary in which the filing of proofs of claims is required or permitted by law, all claims which Adelson may have against the Company relating to the Adelson Trade Claims, in furtherance of the subordination contemplated hereunder. If Adelson does not file any such claim, the Intercreditor Agent as attorney-in-fact for Adelson, is hereby authorized to do so in the name of Adelson or, in the Intercreditor's Agent discretion, to assign the claim to a nominee and to cause proofs of claim to be filed in the name of such nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. In all such cases, whether in administration, bankruptcy or otherwise, the person authorized to pay such a claim shall pay the amounts to the Intercreditor Agent.

5. The Credit Parties shall have the right at any time and without the consent of Adelson and without affecting the subordination set forth herein or the validly and priority of the liens on and security interests in the Collateral created by the Security Documents to (i) amend, modify or extend the Facilities or the Obligations evidenced thereby, (ii) to release any portion of the Collateral from the lien thereon and security interest therein and (iii) to refinance the Obligations evidenced thereby, and the subordination provisions hereunder, including without limitation, the provisions of Section 2 hereof with respect to the validity, priority, perfection, and subordination of all liens on and security interests in the Collateral held by any Secured Lender to secure Obligations under its Facility shall continue to apply to such Facility as so amended, modified, extended or refinanced.

6. Until all Obligations under the Facilities have been paid in full, Adelson waives any claim, right or remedy which Adelson may now have or hereafter acquire against the Company that arises hereunder and/or from the performance by the Credit Parties hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of the Credit Parties, the Disbursement Agent or the Intercreditor Agent against the Company, or any security which the Credit Parties, the Disbursement Agent or the Intercreditor Agent now have or hereafter acquire, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

7. Until all Disbursement Agreement Defaults have been cured or waived, the Company shall not make and Adelson shall not demand or accept any payments in respect of the Adelson Trade Claims. In the event that all Disbursement Agreement Defaults, if any, are cured or waived, the Company may pay to Adelson the amount then due under each Adelson Trade Claim in the ordinary course of business; provided, however, any such payment shall be subject to the terms and conditions of the Disbursement Agreement and payment shall be permitted only in the event and to the extent that payment to the Claimant would have been permitted under the Disbursement Agreement. To the extent Company makes any payment in contravention of the foregoing provisions, such payment shall be received by Adelson in trust for the holders of Senior Debt and other Obligations under the Facilities and Adelson shall cause the same to be paid over immediately to the Intercreditor Agent.

8.   Notices: Addresses.
     ------------------

     Any communications between the parties hereto or notices herein to be given may be given to the following addressees:

If to the Bank Agent:                   The Bank of Nova Scotia
                                        580 California Street, 21st Floor
                                        San Francisco, California 94104
                                        Attn: Alan Pendergast
                                        Phone: (415) 986-1100
                                        Fax: (415) 397-0791

with a copy to:                         The Bank of Nova Scotia
                                        Loan Administration
                                        600 Peachtree Street, N.E.
                                        Atlanta, Georgia 30308
                                        Attn: Marianne Velker
                                        Phone: (404) 877-1525
                                        Fax:(404) 888-8998

If to the Mortgage Notes                U.S. Bank Trust National Association
Indenture Trustee:                      180 East Fifth Street
                                        St. Paul, Minnesota 55101
                                        Attn: Corporate Trust Department

If to the Subordinated Notes            First Union National Bank
Indenture Trustee:                      Corporation Trust Division
                                        999 Peachtree Street, N.E. Suite 1100
                                        Atlanta, Georgia 30309
                                        Attn: Corporate Trust Department

If to the Disbursement Agent:           The Bank of Nova Scotia
                                        580 California Street, 21st Floor
                                        San Francisco, California 94104
                                        Attn: Alan Pendergast
                                        Phone: (415) 986-1100
                                        Fax: (415) 397-0791

with a copy to:                         The Bank of Nova Scotia
                                        Loan Administration
                                        600 Peachtree Street, N.E.
                                        Atlanta, Georgia 30308
                                        Attn: Marianne Velker
                                        Phone: (404) 877-1525
                                        Fax:(404) 888-8998

If to the Intercreditor Agent:          The Bank of Nova Scotia
                                        580 California Street, 21st Floor
                                        San Francisco, California 94104
                                        Attn: Alan Pendergast
                                        Phone: (415) 986-1100
                                        Fax: (415) 397-0791

with a copy to:                         The Bank of Nova Scotia
                                        Loan Administration
                                        600 Peachtree Street, N.E.
                                        Atlanta, Georgia 30308
                                        Attn: Marianne Velker
                                        Phone: (404) 877-1525
                                        Fax:(404) 888-8998

If to Venetian Casino Resort, LLC:      Venetian Casino Resort, LLC
                                        3355 Las Vegas Boulevard South
                                        Room IC
                                        Las Vegas, Nevada 89109
                                        Attn: General Counsel
                                        Telefax: (702) 733-5499

If to Las Vegas Sands, Inc.             Las Vegas Sands, Inc.
                                        3355 Las Vegas Boulevard South
                                        Room IA
                                        Las Vegas, Nevada 89109
                                        Attn: General Counsel
                                        Telefax: (702) 733-5499

If to Grand Canal Shops

Mall Construction, LLC:                 Grand Canal Shops Mall Construction, LLC
                                        3355 Las Vegas Boulevard South
                                        Room 1G
                                        Las Vegas, Nevada 89109
                                        Attn: General Counsel
                                        Telefax: (702) 733-5499


If to Adelson:                          Sheldon G. Adelson
                                        c/o Venetian Casino Resort, LLC
                                        3355 Las Vegas Boulevard South

                                        Room IC
                                        Las Vegas, Nevada  89109
                                        Telefax: (702) 733-5499

All notices or other communications required or permitted to be given hereunder shall be in writing and shall be considered as properly given (a) if delivered in person, (b) if sent by reputable overnight delivery service, (c) in the event overnight delivery services are not readily available, if mailed by first class mail, postage prepaid, registered or certified with return receipt requested or
(d) if sent by prepaid telex, or by telecopy with correct answer back received. Notice so given shall be effective upon receipt by the addressee, except that any communication or notice so transmitted by telecopy or other direct written electronic means shall be deemed to have been validly and effectively given on the day (if a Banking Day and, if not, on the next following Banking Day) on which it is validly transmitted if transmitted before 4 p.m., recipient's time, and if transmitted after that time, on the next following Banking Day; provided, however, that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. Any party shall have the right to change its address for notice hereunder to any other location by giving of no less than twenty (20) days' notice to the other parties in the manner set forth hereinabove.

9.   Further Assurances. Each party hereto (i) shall deliver to each Credit
     ------------------
Party, the Disbursement Agent and to the Intercreditor Agent any instruments, agreements, certificates and documents as any such Credit Party, the Disbursement Agent or the Intercreditor Agent may reasonably request to perfect and maintain such Person's Liens granted under the Financing Agreements, (ii) shall fully cooperate with each Credit Party, the Disbursement Agent and the Intercreditor Agent and (iii) shall perform all additional acts reasonably requested by any such Credit Party, the Disbursement Agent or the Intercreditor Agent to effect the purposes of the Financing Agreements and this Agreement.

10.  Third Party  Beneficiaries.  The Mortgage  Notes  Indenture Trustee for the
     --------------------------
benefit of the holders of the Mortgage Notes, the Subordinated Notes Indenture Trustee for the benefit of the holders of the Subordinated Notes and General Electric Capital Corporation ("GECC"), as administrative agent, for the benefit of the Lenders party to that certain Term Loan and Security Agreement dated as of December 22, 1997 by and among VCR, LVSI and Mall Construction Subsidiary, as borrowers, the Lenders party thereto form time to time, GECC as administrative agent, and BancBoston Leasing Inc., as coagent, shall be third party beneficiaries of the representations, warranties, covenants and assurances herein contained made by the Company or Adelson.

11.  No amendment of Other  Agreements.  Nothing  contained in this Agreement
     ---------------------------------
shall be deemed an amendment of or modification to the Adelson Completion Guaranty, the Substitute Tranche B Guaranty or the Intercreditor Agreement (Adelson).

12.  Entire Agreement. This Agreement and any agreement,  document or instrument
     ----------------
attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings in respect to the subject matter hereof all of which negotiations and writings are deemed void and of no force and effect.

13.  Governing Law. This Agreement shall be governed by the laws of State of New
     -------------
York of the United States of America and shall for all purposes be governed by and construed in accordance with the laws of such state without regard to the conflict of law rules thereof other than Section 5-1401 of the New York General Obligations Law.

14.  Severability.  In case any one or more of the provisions  contained in this
     ------------
Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.

15.  Headings.  Paragraph headings have been  inserted in this  Agreement as
     --------
a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

16.  Limitations  on  Liability.  No claim shall be made by Adelson  against any
     --------------------------
Credit Party, the Disbursement Agent or the Intercreditor Agent or any of their respective Affiliates, directors, employees, attorneys or agents for any special, indirect, consequential or punitive damages (whether or not the claim therefor is based on contract, tort or duty imposed by law), in connection with, arising out of or in any way related to the transactions contemplated by this Agreement or any act or omission or event occurring in connection therewith; and Adelson hereby waives, releases and agrees not to sue upon any such special, indirect, consequential or punitive claim for any such damages, whether or not accrued and whether or not known or suspected to exist in his favor.

17.  Consent of Jurisdiction. Any legal action or proceeding arising out of this
     -----------------------
Agreement may be brought in or removed to the courts of the State of New York, in and for the County of New York, or of the United States of America for the Southern District of New York. By execution and delivery of this Agreement, each party hereto accepts, for its and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts for legal proceedings arising out of or in connection with this Agreement and irrevocably consents to the appointment of the Prentice-Hall Corporation System Inc. as agent to receive service of process in New York, New York. Each party hereto hereby waives any right to stay or dismiss any action or proceeding under or in connection with this Agreement brought before the foregoing courts on the basis of forum non-conveniens.

18.  Waiver of Jury  Trial.  EACH PARTY  HERETO  HEREBY  WAIVES ALL RIGHT TO
     ---------------------
TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT.

19.  Successors and Assigns.  The provision of this Agreement  shall be binding,
     ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and assigns provided, however, this Agreement shall terminate upon the satisfaction of all the Obligations and the termination of each of the commitments under the Facility Agreements.

20.  Counterparts.  This Agreement may be executed in one or more  duplicate
     ------------
counterparts, and when executed and delivered by all of the parties listed below shall constitute a single binding agreement.

21.  Replacement  Subordination Agreement.  Adelson hereby agrees to enter into
     ------------------------------------
a replacement subordination agreement in favor of Interim Mall Lender on the Mall Release Date to the extent the Interim Mall Lender is not repaid in full on such date.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized or have personally executed this Agreement, as the case may be, as of the day and year first above written.

                                   BANK AGENT

                         The Bank of Nova Scotia, a Canadian chartered bank

                         By:/s/ A. Pendergast

                            ------------------------------
                               Name: A. Pendergast

                             Title: Manging Director

                         VENETIAN CASINO RESORT, LLC, a Nevada
                            limited liability company

                           By: Las Vegas Sands, Inc.,

                               its managing member

                           By: /s/ Harry Miltenberger

                             ------------------------------
                               Name: Harry Miltenberger
                               Title: Vice President--Finance

                         LAS VEGAS SANDS, INC., a Nevada corporation

                           By: /s/ Harry Miltenberger

                             ------------------------------
                               Name: Harry Miltenberger
                               Title: Vice President--Finance

                         GRAND CANAL SHOPS MALL CONSTRUCTION, LLC, a Delaware
                            limited liability company

                         By:      Venetian Casino Resort, LLC,
                                   its member

                         By:      Las Vegas Sands, Inc.,
                                  its managing member


                           By: /s/ Harry Miltenberger

                             ------------------------------
                               Name: Harry Miltenberger
                               Title: Vice President--Finance

                        ADELSON

                           By: /s/ Sheldon G. Adelson

                             ------------------------------
                               Sheldon G. Adelson